UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21698

            The Gabelli Global Gold, Natural Resources & Income Trust
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                              (THE GABELLI LOGO)
                                                              GLOBAL GOLD,
                                                              NATURAL RESOURCES
                                                              & INCOME TRUST

           THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

                                  Annual Report
                                December 31, 2008

TO OUR SHAREHOLDERS,

     The Sarbanes-Oxley Act requires a fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio managers'commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

     Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

     Enclosed are the audited financial statements and the investment portfolio as of December 31, 2008.

COMPARATIVE RESULTS

              AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2008 (a)

                                                                                        Since
                                                                                      Inception
                                                        Quarter   1 Year    3 Year    (03/31/05)
                                                        -------   ------    ------    ----------
GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
   NAV TOTAL RETURN (b) .............................   (42.06)%  (61.59)%  (15.78)%    (8.08)%
   INVESTMENT TOTAL RETURN (c) ......................   (32.25)   (50.94)    (8.68)     (3.42)
CBOE S&P 500 Buy/Write Index ........................   (21.06)   (28.65)    (4.84)     (2.93)
Philadelphia Gold & Silver Index ....................    (5.17)   (27.73)    (0.02)      8.89
Amex Energy Select Sector Index .....................   (24.77)   (38.73)    (0.22)      4.43
Barclays Government/Corporate Bond Index ............     6.42      5.70      5.56       5.27

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. The CBOE S&P 500 Buy/Write Index is an unmanaged benchmark index designed to reflect the return on a portfolio that consists of a long position in the stocks in the S&P 500 Index and a short position in a S&P 500 (SPX) call option. The Philadelphia Gold & Silver Index is an unmanaged indicator of stock market performance of large North American gold and silver companies, while the Amex Energy Select Sector Index is an unmanaged indicator of stock market performance of large U.S. companies involved in the development or production of energy products. The Barclays Government/Corporate Bond Index is an unmanaged market value weighted index that tracks the total return performance of fixed rate, publicly placed, dollar denominated obligations. Dividends and interest income are considered reinvested. You cannot invest directly in an index.

(b) Total returns and average annual returns reflect changes in the net asset value ("NAV") per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c) Total returns and average annual returns reflect changes in closing market values on the American Stock Exchange and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

                                        Sincerely yours,


                                        /s/ Bruce N. Alpert

                                        Bruce N. Alpert
                                        President

February 26, 2009

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                    SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2008:

LONG POSITIONS
Metals and Mining ...............    56.0%
Energy and Energy Services ......    29.1%
U.S. Government Obligations .....    14.8%
Put Options Purchased ...........     0.1%
                                    -----
                                    100.0%
                                    =====
SHORT POSITIONS
Call Options Written .............   (9.6)%
Put Options Written ..............   (0.0)%
                                    -----
                                     (9.6)%
                                    =====

     THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST (THE "FUND") FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED SEPTEMBER 30, 2008. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI (800-422-3554). THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING

     The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by
(i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC's website at www.sec.gov.

           THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2008

                                                                                              MARKET
   SHARES                                                                     COST             VALUE
------------                                                             --------------   --------------
               COMMON STOCKS -- 70.0%
               ENERGY AND ENERGY SERVICES -- 24.6%
      45,300   Allis-Chalmers Energy Inc.+ (a) .......................   $      555,228   $      249,150
      48,900   Baker Hughes Inc. (a) .................................        3,973,815        1,568,223
     149,000   BJ Services Co. (a) ...................................        4,079,496        1,738,830
      70,900   BP plc, ADR (a) .......................................        4,596,318        3,313,866
      75,000   Chesapeake Energy Corp. (a) ...........................        3,550,137        1,212,750
      45,600   Chevron Corp. (a) .....................................        2,865,633        3,373,032
     307,692   Comanche Energy Inc.+ (b)(c)(d) .......................        1,849,998          828,810
      47,900   ConocoPhillips (a) ....................................        2,982,226        2,481,220
     104,700   Devon Energy Corp. (a) ................................        6,204,941        6,879,837
      41,100   Diamond Offshore Drilling Inc. (a) ....................        2,686,508        2,422,434
      49,000   Exxon Mobil Corp. (a) .................................        2,873,728        3,911,670
      65,000   Galp Energia SGPS SA, Cl. B ...........................        1,545,027          648,735
     124,400   Halliburton Co. (a) ...................................        4,026,952        2,261,592
     136,800   Imperial Oil Ltd. .....................................        5,846,969        4,542,270
      56,394   Lamprell plc ..........................................          394,256           95,270
      39,800   Marathon Oil Corp. (a) ................................        1,018,581        1,088,928
      98,000   Murphy Oil Corp. (a) ..................................        4,860,131        4,346,300
      90,000   Nabors Industries Ltd.+ (a) ...........................        3,007,174        1,077,300
     163,000   Noble Corp. (a) .......................................        6,399,415        3,600,670
     243,700   Petroleo Brasileiro SA, ADR (a) .......................        5,991,983        5,968,213
     105,000   Rowan Companies Inc. (a) ..............................        3,204,558        1,669,500
      66,000   Royal Dutch Shell plc, Cl. A ..........................        2,789,309        1,712,795
     132,000   Saipem SpA ............................................        2,900,945        2,168,807
      80,000   Sasol Ltd., ADR (a) ...................................        3,784,803        2,426,400
      20,000   Schlumberger Ltd. .....................................          996,200          846,600
     107,900   StatoilHydro ASA, ADR (a) .............................        3,847,681        1,797,614
     225,000   Suncor Energy Inc. (a) ................................        8,964,932        4,387,500
      40,000   Technip SA ............................................        3,183,964        1,212,677
      84,500   Tesoro Corp. (a) ......................................        2,497,431        1,112,865
      10,100   Total SA, ADR (a) .....................................          677,295          558,530
      62,400   Transocean Ltd.+ (a) ..................................        5,530,060        2,948,400
      76,100   Valero Energy Corp. (a) ...............................        4,152,535        1,646,804
     220,700   Weatherford International Ltd.+ (a) ...................        5,189,056        2,387,974
     123,800   Williams Companies Inc. (a) ...........................        3,075,766        1,792,624
     148,625   XTO Energy Inc. (a) ...................................        5,367,283        5,242,004
                                                                         --------------   --------------
                                                                            125,470,334       83,520,194
                                                                         --------------   --------------
               METALS AND MINING -- 45.4%
     240,300   Agnico-Eagle Mines Ltd. (a) ...........................        7,702,166       12,334,599
     154,000   Anglo American plc ....................................        8,079,860        3,423,060
      46,250   Anglo Platinum Ltd. ...................................        7,593,637        2,589,400
     192,300   AngloGold Ashanti Ltd., ADR (a) .......................        6,550,881        5,328,633
     257,300   Barrick Gold Corp. (a) ................................        9,410,321        9,460,921
      88,000   BHP Billiton Ltd., ADR (a) ............................        3,584,888        3,775,200
     159,900   Companhia Vale do Rio Doce, ADR (a) ...................        2,618,769        1,936,389
       4,500   Compania de Minas Buenaventura SA, ADR ................           94,595           89,640
      20,000   Eldorado Gold Corp.+ ..................................          119,368          156,338
     175,000   Equinox Minerals Ltd.+ ................................          903,610          192,791
      94,000   Franco-Nevada Corp. ...................................        2,033,771        1,620,348
     125,000   Franco-Nevada Corp. (e) ...............................        2,521,918        2,154,719
      90,792   Freeport-McMoRan Copper & Gold Inc. (a) ...............        9,361,866        2,218,956
     538,500   Fresnillo plc .........................................        5,832,997        1,780,729
     200,000   Gold Fields Ltd. ......................................        3,819,747        1,988,102
   1,193,500   Gold Fields Ltd., ADR (a) .............................       17,993,781       11,851,455

                                                                                              MARKET
   SHARES                                                                     COST             VALUE
------------                                                             --------------   --------------
     274,200   Goldcorp Inc. (a) .....................................   $    3,682,960   $    8,645,526
     617,300   Harmony Gold Mining Co. Ltd., ADR+ (a) ................        6,473,276        6,771,781
     637,000   Hochschild Mining plc .................................        4,844,320        1,009,723
     212,500   IAMGOLD Corp. .........................................        1,842,030        1,308,222
     412,000   Impala Platinum Holdings Ltd. .........................        9,868,055        6,016,225
     221,140   Ivanhoe Mines Ltd.+ (a) ...............................        1,547,650          597,078
      50,000   Ivanhoe Mines Ltd.+ (c) ...............................          337,897          135,000
      88,000   Kazakhmys plc .........................................        2,728,177          292,266
     885,700   Kinross Gold Corp. (a) ................................        6,567,670       16,314,594
   4,683,488   Lihir Gold Ltd.+ ......................................        8,747,144        9,828,623
     250,600   Lundin Mining Corp.+ (a) ..............................        2,134,634          240,576
     444,307   Newcrest Mining Ltd. ..................................        6,364,317       10,498,119
     253,600   Newmont Mining Corp. (a) ..............................        9,954,708       10,321,520
       1,300   Pan American Silver Corp.+ ............................           22,260           22,191
   5,758,000   PanAust Ltd.+ .........................................        3,323,929          341,230
      70,000   Peabody Energy Corp. (a) ..............................        3,461,788        1,592,500
     134,000   Randgold Resources Ltd., ADR ..........................        2,369,732        5,885,280
      27,000   Rio Tinto plc, ADR (a) ................................       11,252,531        2,400,570
         600   Royal Gold Inc. .......................................           27,443           29,526
       1,000   Silver Standard Resources Inc.+ .......................           15,055           15,940
       3,700   Silver Wheaton Corp+ ..................................           24,198           24,013
      62,000   Vedanta Resources plc .................................        2,673,957          545,095
     240,335   Xstrata plc ...........................................       16,766,751        2,211,471
   1,002,500   Yamana Gold Inc. (a) ..................................       10,954,201        7,739,300
                                                                         --------------   --------------
                                                                            204,206,858      153,687,649
                                                                         --------------   --------------
               TOTAL COMMON STOCKS ...................................      329,677,192      237,207,843
                                                                         --------------   --------------
               CONVERTIBLE PREFERRED STOCKS -- 0.8%
               METALS AND MINING -- 0.8%
      51,720   Freeport-McMoRan Copper & Gold Inc.,
               6.750% Cv. Pfd. .......................................        2,436,214        2,454,114
       6,000   Vale Capital Ltd., 5.500% Cv. Pfd.,
               Ser. RIO ..............................................          156,030          167,220
                                                                         --------------   --------------
               TOTAL CONVERTIBLE PREFERRED STOCKS ....................        2,592,244        2,621,334
                                                                         --------------   --------------
               WARRANTS -- 0.1%
               ENERGY AND ENERGY SERVICES -- 0.0%
      34,091   Comanche Energy Inc., Cl. A, expire
               06/13/13+ (b)(c)(d) ...................................           93,750           42,001
      36,197   Comanche Energy Inc., Cl. B,
               expire 06/13/13+ (b)(c)(d) ............................           93,750           42,001
      82,965   Comanche Energy Inc., Cl. C,
               expire 06/13/13+ (b)(c)(d) ............................          187,501           84,001
                                                                         --------------   --------------
                                                                                375,001          168,003
                                                                         --------------   --------------
               METALS AND MINING -- 0.1%
      62,500   Franco-Nevada Corp.,
               expire 03/13/12+ (b)(d)(e) ............................          400,744          334,579
                                                                         --------------   --------------
               TOTAL WARRANTS ........................................          775,745          502,582
                                                                         --------------   --------------

 Principal
   Amount
------------
               CONVERTIBLE CORPORATE BONDS -- 4.0%
               ENERGY AND ENERGY SERVICES -- 1.3%
$  2,000,000   Carrizo Oil & Gas Inc., Cv.,
                  4.375%, 06/01/28 ...................................          988,872          910,000
   1,500,000   Chesapeake Energy Corp., Cv.,
                  2.250%, 12/15/38 ...................................          661,632          680,625

                 See accompanying notes to financial statements.

           THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2008

  PRINCIPAL                                                                                   MARKET
   AMOUNT                                                                     COST             VALUE
------------                                                             --------------   --------------
               CONVERTIBLE CORPORATE BONDS (CONTINUED)
               ENERGY AND ENERGY SERVICES (CONTINUED)
$  2,000,000   Nabors Industries Inc., Cv.,
                  0.940%, 05/15/11 ...................................   $    1,575,925   $    1,657,500
     500,000   Transocean Ltd., Ser. A, Cv.,
                  1.625%, 12/15/37 ...................................          414,150          438,125
   1,000,000   Transocean Ltd., Ser. B, Cv.,
                  1.500%, 12/15/37 ...................................          748,611          815,000
                                                                         --------------   --------------
                                                                              4,389,190        4,501,250
                                                                         --------------   --------------
               METALS AND MINING -- 2.7%
   5,000,000   Newmont Mining Corp., Cv.,
                  1.625%, 07/15/17 ...................................        3,489,220        5,337,500
   2,500,000   Placer Dome Inc., Cv.,
                  2.750%, 10/15/23 ...................................        2,177,886        3,815,625
                                                                         --------------   --------------
                                                                              5,667,106        9,153,125
                                                                         --------------   --------------
               TOTAL CONVERTIBLE CORPORATE BONDS .....................       10,056,296       13,654,375
                                                                         --------------   --------------
               CORPORATE BONDS -- 10.2%
               ENERGY AND ENERGY SERVICES -- 3.2%
   2,000,000   Allis-Chalmers Energy Inc.,
                  9.000%, 01/15/14 ...................................        1,313,976        1,070,000
   3,093,750   Comanche Energy Inc., PIK,
                  12.500%, 06/13/13 (b)(c)(d) ........................        2,886,242        1,282,067
   2,000,000   Marathon Oil Corp.,
                  6.000%, 10/01/17 ...................................        1,606,524        1,708,112
   2,000,000   PetroHawk Energy Corp.,
                  9.125%, 07/15/13 ...................................        1,590,752        1,630,000
   2,000,000   Suncor Energy Inc.,
                  6.100%, 06/01/18 ...................................        1,580,141        1,726,428
   1,000,000   Tesoro Corp.,
                  6.250%, 11/01/12 ...................................          806,195          695,000
   3,000,000   XTO Energy Inc.,
                  4.625%, 06/15/13 ...................................        2,717,609        2,727,057
                                                                         --------------   --------------
                                                                             12,501,439       10,838,664
                                                                         --------------   --------------
               METALS AND MINING -- 7.0%
   2,000,000   AK Steel Corp.,
                  7.750%, 06/15/12 ...................................        1,614,756        1,570,000
   3,000,000   Alcoa Inc.,
                  6.000%, 07/15/13 ...................................        2,599,578        2,715,150
   5,000,000   ArcelorMittal,
                  5.375%, 06/01/13 ...................................        4,023,320        3,774,185
   1,500,000   BHP Billiton Finance
               (USA) Ltd.,
                  5.000%, 12/15/10 ...................................        1,444,386        1,475,742
   2,000,000   Freeport-McMoRan
               Copper & Gold Inc.,
                  8.250%, 04/01/15 ...................................        1,607,667        1,701,960
   2,000,000   Peabody Energy Corp., Ser. B,
                  6.875%, 03/15/13 ...................................        1,767,569        1,905,000
   2,000,000   Rio Tinto Finance (USA) Ltd.,
                  5.875%, 07/15/13 ...................................        1,715,673        1,594,518
   3,515,000   United States Steel Corp.,
                  6.050%, 06/01/17 ...................................        2,390,517        2,301,538
   2,700,000   WMC Finance (USA) Ltd.,
                  5.125%, 05/15/13 ...................................        2,392,617        2,583,265
   5,000,000   Xstrata Canada Corp.,
                  7.250%, 07/15/12 ...................................        4,824,382        3,940,080
                                                                         --------------   --------------
                                                                             24,380,465       23,561,438
                                                                         --------------   --------------
               TOTAL CORPORATE BONDS .................................       36,881,904       34,400,102
                                                                         --------------   --------------


  PRINCIPAL                                                                                   MARKET
   AMOUNT                                                                     COST             VALUE
------------                                                             --------------   --------------
               U.S. GOVERNMENT OBLIGATIONS -- 14.8%
               U.S. TREASURY CASH MANAGEMENT BILLS -- 2.0%
$  6,617,000   U.S. Treasury Cash Management Bills,
                  0.051% to 0.396%++,
                  04/29/09 to 06/24/09 ...............................   $    6,613,242   $    6,613,424
                                                                         --------------   --------------
               U.S. TREASURY BILLS -- 12.8%
  43,422,000   U.S. Treasury Bills,
                  0.071% to 0.645%++,
                  01/02/09 to 06/18/09 (a) ...........................       43,416,774       43,418,342
                                                                         --------------   --------------
               TOTAL U.S. GOVERNMENT OBLIGATIONS .....................       50,030,016       50,031,766
                                                                         --------------   --------------

                                                                           EXPIRATION
                                                                              DATE/
  NUMBER OF                                                                 EXERCISE
  CONTRACTS                                                                   PRICE
------------                                                             --------------
               PUT OPTIONS PURCHASED -- 0.1%
       5,000   SPDR Gold Trust.......................................        Jun. 09/55
                                                                         $    1,095,000          315,000
                                                                                          --------------
               TOTAL PUT OPTIONS PURCHASED...........................         1,095,000          315,000
                                                                         --------------   --------------
TOTAL INVESTMENTS -- 100.0%..........................................    $  431,108,397      338,733,002
                                                                         ==============
CALL OPTIONS WRITTEN
   (Premiums received $20,651,447)...................................       (32,499,833)
PUT OPTIONS WRITTEN
   (Premiums received $254,741)......................................           (43,138)
OTHER ASSETS AND LIABILITIES (NET)...................................       (17,143,835)
PREFERRED STOCK
   (3,957,475 preferred shares outstanding)..........................       (98,936,875)
                                                                         --------------
NET ASSETS -- COMMON STOCK
   (18,303,157 common shares outstanding)............................    $  190,109,321
                                                                         ==============
NET ASSET VALUE PER COMMON SHARE
   ($190,109,321 / 18,303,157 shares outstanding)....................    $        10.39
                                                                         ==============

                                                               EXPIRATION
                                                                 DATE/
 NUMBER OF                                                      EXERCISE        MARKET
 CONTRACTS                                                       PRICE          VALUE
-----------                                                  -------------   ------------
              OPTION CONTRACTS WRITTEN -- (9.6)%
              CALL OPTIONS WRITTEN -- (9.6)%
      1,016   Agnico-Eagle Mines Ltd. ....................   Jan. 09/50      $   416,560
      1,002   Agnico-Eagle Mines Ltd. ....................   May 09/40         1,523,040
      1,570   Alcoa Inc. .................................   Jan. 09/50            1,570
        600   Allis-Chalmers Energy Inc. .................   Jan. 09/7.50          7,500
         20   Allis-Chalmers Energy Inc. .................   Jan. 09/12.50           250
        155   Anglo American plc(f) ......................   Jun. 09/15          701,983
        785   AngloGold Ashanti Ltd., ADR ................   Jan. 09/25          270,825
        430   AngloGold Ashanti Ltd., ADR ................   Apr. 09/30          154,800
        650   AngloGold Ashanti Ltd., ADR ................   Jul. 09/20          666,250
        189   Baker Hughes Inc. ..........................   Jan. 09/45              945
         61   Baker Hughes Inc. ..........................   Jan. 09/55              305
        250   Baker Hughes Inc. ..........................   Jan. 09/75            1,250
        490   Baker Hughes Inc. ..........................   Apr. 09/40           83,300
      1,980   Barrick Gold Corp. .........................   Apr. 09/32.50     1,504,800
        300   Barrick Gold Corp. .........................   Apr. 09/30          270,000
        200   BHP Billiton Ltd., ADR .....................   Jan. 09/45           26,000
        430   BHP Billiton Ltd., ADR .....................   Jan. 09/50            8,600
        450   BHP Billiton Ltd., ADR .....................   May 09/40           378,000
        500   BJ Services Co. ............................   Jan. 09/12.50        20,000


                See accompanying notes to financial statements.

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

                                                               EXPIRATION
                                                                 DATE/
 NUMBER OF                                                      EXERCISE        MARKET
 CONTRACTS                                                       PRICE          VALUE
-----------                                                  -------------   ------------
              OPTION CONTRACTS WRITTEN (CONTINUED)
              CALL OPTIONS WRITTEN (CONTINUED)
        500   BJ Services Co. ............................   Jan. 09/17.50   $      2,500
        500   BJ Services Co. ............................   Jan. 09/20             5,000
      1,000   BJ Services Co. ............................   Apr. 09/15            70,000
        539   BP plc, ADR ................................   Apr. 09/50           146,877
        170   BP plc, ADR ................................   Apr. 09/55            21,930
        750   Chesapeake Energy Corp. ....................   Jan. 09/40             3,750
        375   Chesapeake Energy Corp. ....................   Apr. 09/25            28,125
        375   Chesapeake Energy Corp. ....................   Apr. 09/27.50         20,625
         46   Chevron Corp. ..............................   Jan. 09/65            43,976
        170   Chevron Corp. ..............................   Mar. 09/75            94,520
        240   Chevron Corp. ..............................   Mar. 09/80            74,400
      1,600   Companhia Vale do Rio Doce, ADR ............   Mar. 09/14           164,800
         45   Compania de Minas Buenaventura SA, ADR .....   Jun. 09/17.50         24,975
         50   ConocoPhillips .............................   Jan. 09/70               100
        500   ConocoPhillips .............................   May 09/60            157,500
        300   Devon Energy Corp. .........................   Jan. 09/85             1,500
        400   Devon Energy Corp. .........................   Apr. 09/75           232,000
        150   Devon Energy Corp. .........................   Apr. 09/80            57,600
        200   Devon Energy Corp. .........................   Apr. 09/85            53,000
        550   Diamond Offshore Drilling Inc. .............   Jan. 09/120            8,250
        411   Diamond Offshore Drilling Inc. .............   Mar. 09/70           129,876
      1,000   Equinox Minerals Ltd.(g) ...................   Jan. 09/3              6,075
      1,500   Equinox Minerals Ltd.(g) ...................   Jan. 09/4              9,113
        500   Equinox Minerals Ltd.(g) ...................   Jan. 09/5              3,038
        300   Exxon Mobil Corp. ..........................   Jan. 09/75           177,900
        150   Exxon Mobil Corp. ..........................   Jan. 09/80            35,700
         40   Exxon Mobil Corp. ..........................   Apr. 09/80            28,400
      2,000   Franco-Nevada Corp.(g) .....................   Jan. 09/20           299,716
      1,250   Franco-Nevada Corp.(g) .....................   Jan. 09/23            45,565
      1,250   Franco-Nevada Corp.(g) .....................   Jan. 09/24            22,782
        190   Franco-Nevada Corp.(g) .....................   Apr. 09/20            55,407
      1,110   Freeport-McMoRan Copper & Gold Inc. ........   Jan. 09/35             2,220
        172   Freeport-McMoRan Copper & Gold Inc. ........   Jan. 09/60               860
        110   Freeport-McMoRan Copper & Gold Inc. ........   Jan. 09/65               220
        500   Freeport-McMoRan Copper & Gold Inc. ........   Jan. 09/80             2,500
      1,782   Freeport-McMoRan Copper & Gold Inc. ........   Jan. 09/160            5,346
        550   Freeport-McMoRan Copper & Gold Inc. ........   Feb. 09/35            22,550
        250   Freeport-McMoRan Copper & Gold Inc. ........   May 09/30             78,750
        250   Freeport-McMoRan Copper & Gold Inc. ........   May 09/35             46,500
        500   Gold Fields Ltd., ADR ......................   Jan. 09/7.50         107,500
      7,558   Gold Fields Ltd., ADR ......................   Jan. 09/10           491,270
      4,000   Gold Fields Ltd., ADR ......................   Apr. 09/10           720,000
      2,000   Gold Fields Ltd., ADR ......................   Jul. 09/7.50         730,000
        700   Gold Fields Ltd., ADR ......................   Jan. 10/10           224,000
        645   Goldcorp Inc. ..............................   Jan. 09/30           176,730
      1,100   Goldcorp Inc. ..............................   Apr. 09/27.50        786,500
        100   Halliburton Co. ............................   Jan. 09/25               200
        100   Halliburton Co. ............................   Jan. 09/27.50            200
        470   Halliburton Co. ............................   Jan. 09/35               470
        250   Halliburton Co. ............................   Apr. 09/20            45,000
        894   Halliburton Co. ............................   Apr. 09/22.50         97,446

                                                               EXPIRATION
                                                                 DATE/
 NUMBER OF                                                      EXERCISE        MARKET
 CONTRACTS                                                       PRICE          VALUE
-----------                                                  -------------   ------------
        250   Harmony Gold Mining Co.
              Ltd., ADR ..................................   Jan. 09/10      $     35,000
      1,800   Harmony Gold Mining Co.
              Ltd., ADR ..................................   May 09/7.50          810,000
      1,850   Harmony Gold Mining Co. Ltd., ADR ..........   May 09/8.25          648,721
      1,000   Harmony Gold Mining Co. Ltd., ADR ..........   May 09/12.50         165,000
      1,000   Harmony Gold Mining Co. Ltd., ADR ..........   Jan. 11/10           475,000
        400   IAMGOLD Corp.(g) ...........................   Feb. 09/5             84,245
      1,600   IAMGOLD Corp.(g) ...........................   Feb. 09/6            174,970
        200   Imperial Oil Ltd.(g) .......................   May 09/38            112,596
      1,168   Imperial Oil Ltd.(g) .......................   May 09/44            364,261
      1,079   Ivanhoe Mines Ltd. .........................   Jan. 09/5              5,395
      2,000   Kinross Gold Corp. .........................   Jan. 09/15           716,000
      5,250   Kinross Gold Corp. .........................   Feb. 09/17.50      1,338,750
      1,000   Kinross Gold Corp. .........................   May 09/15            530,000
      4,650   Lihir Gold Ltd.(h) .........................   Jun. 09/2.27       3,281,852
        150   Marathon Oil Corp. .........................   Jan. 09/35               750
        250   Marathon Oil Corp. .........................   Jan. 09/55             1,250
        400   Marathon Oil Corp. .........................   Apr. 09/30            98,400
        980   Murphy Oil Corp. ...........................   Apr. 09/50           357,700
        100   Nabors Industries Ltd. .....................   Jan. 09/20               800
        500   Nabors Industries Ltd. .....................   Jan. 09/30             2,500
        200   Nabors Industries Ltd. .....................   Jan. 09/32.50          1,000
        500   Nabors Industries Ltd. .....................   Jan. 09/35             2,000
        900   Nabors Industries Ltd. .....................   Mar. 09/15            58,500
        135   Newcrest Mining Ltd.(h) ....................   Jun. 09/24.35      1,027,641
        135   Newcrest Mining Ltd.(h) ....................   Jun. 09/24.86        994,802
        180   Newcrest Mining Ltd.(h) ....................   Jun. 09/24.93      1,320,417
      1,000   Newmont Mining Corp. .......................   Jan. 09/35           527,000
        800   Newmont Mining Corp. .......................   Jan. 09/47.50         23,200
        900   Newmont Mining Corp. .......................   Mar. 09/30         1,082,250
        400   Noble Corp. ................................   Jan. 09/35             4,000
      1,430   Noble Corp. ................................   Mar. 09/30           100,100
        200   Noble Corp. ................................   Jun. 09/35            19,500
        200   Peabody Energy Corp. .......................   Jan. 09/40               600
        200   Peabody Energy Corp. .......................   Jan. 09/45             1,500
        150   Peabody Energy Corp. .......................   Mar. 09/35            10,500
        350   Peabody Energy Corp. .......................   Jun. 09/15           341,250
        500   Petroleo Brasileiro SA, ADR ................   Jan. 09/26.25         50,500
        300   Petroleo Brasileiro SA, ADR ................   Jan. 09/30             7,500
      1,240   Petroleo Brasileiro SA, ADR ................   Apr. 09/22.50        607,600
        450   Petroleo Brasileiro SA, ADR ................   Apr. 09/25           171,000
         12   Randgold Resources Ltd., ADR ...............   Mar. 09/35            13,920
        600   Randgold Resources Ltd., ADR ...............   Mar. 09/37.50        545,358
        170   Randgold Resources Ltd., ADR ...............   Mar. 09/45            97,750
        545   Randgold Resources Ltd., ADR ...............   Mar. 09/50           201,105
        100   Rio Tinto plc, ADR .........................   Jan. 09/200           31,000
         50   Rio Tinto plc, ADR .........................   Jan. 09/360            3,375
        100   Rio Tinto plc, ADR .........................   Jan. 09/420            1,000
        120   Rio Tinto plc, ADR .........................   Apr. 09/110          108,000
        100   Rio Tinto plc, ADR .........................   Apr. 09/180            5,000
         70   Rio Tinto plc, ADR .........................   Apr. 09/190            1,750
        540   Rowan Companies Inc. .......................   Jan. 09/25             8,100
        250   Rowan Companies Inc. .......................   Jan. 09/35             2,500
        800   Rowan Companies Inc. .......................   Jan. 09/50             4,000
      1,000   Rowan Companies Inc. .......................   Apr. 09/20           130,000
         66   Royal Dutch Shell plc, Cl. A(f) ............   Mar. 09/1900          87,538

                 See accompanying notes to financial statements.

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

                                                               EXPIRATION
                                                                 DATE/
 NUMBER OF                                                      EXERCISE        MARKET
 CONTRACTS                                                       PRICE          VALUE
-----------                                                  -------------   ------------
              OPTION CONTRACTS WRITTEN (CONTINUED)
              CALL OPTIONS WRITTEN (CONTINUED)
        264   Saipem SpA(i) ..............................   Mar. 09/15      $     59,679
        715   Sasol Ltd., ADR ............................   Mar. 09/30           311,025
        100   Schlumberger Ltd. ..........................   May 09/55             20,500
        100   Schlumberger Ltd. ..........................   May 09/60             12,600
        300   StatoilHydro ASA, ADR ......................   Apr. 09/17.50         58,500
        775   StatoilHydro ASA, ADR ......................   Apr. 09/20            79,437
        350   Suncor Energy Inc. .........................   Jan. 09/25             3,150
        550   Suncor Energy Inc. .........................   Jan. 09/30             5,500
      1,900   Suncor Energy Inc. .........................   Mar. 09/22.50        313,500
        400   Technip SA(i) ..............................   Mar. 09/30            33,361
      1,000   Teck Cominco Ltd., Cl. B ...................   Jan. 09/30             6,885
        500   Tesoro Corp. ...............................   Jan. 09/12.50         65,000
        200   Tesoro Corp. ...............................   Jan. 09/15             5,000
        800   Tesoro Corp. ...............................   Jan. 09/20             4,000
        365   Tesoro Corp. ...............................   May 09/15             69,350
         20   Total SA, ADR ..............................   Feb. 09/55             8,800
        100   Total SA, ADR ..............................   Feb. 09/60            21,000
        500   Transocean Inc. ............................   May 09/60            175,000
        124   Transocean Inc. ............................   May 09/75             16,120
        150   Valero Energy Corp. ........................   Jan. 09/25             2,700
        761   Valero Energy Corp. ........................   Mar. 09/22.50        178,835
        750   Weatherford International Ltd. .............   Jan. 09/20             7,500
        500   Weatherford International Ltd. .............   Jan. 09/27.50          2,500
        484   Weatherford International Ltd. .............   Jan. 09/35             4,840
        207   Weatherford International Ltd. .............   May 09/15             20,700
      2,000   Weatherford International Ltd. .............   May 09/17.50         110,000
        750   Williams Companies Inc. ....................   Jan. 09/22.50          9,375
        600   Williams Companies Inc. ....................   May 09/20             45,000
        638   Williams Companies Inc. ....................   May 09/22.50          20,735
        240   Xstrata plc(f) .............................   Mar. 09/1200          69,875
        500   XTO Energy Inc. ............................   May 09/35            302,500
      1,000   XTO Energy Inc. ............................   May 09/40            370,000
      8,000   Yamana Gold Inc. ...........................   Mar. 09/6.50       1,505,680
      1,500   Yamana Gold Inc. ...........................   Apr. 09/8            187,500
                                                                             ------------
              TOTAL CALL OPTIONS WRITTEN
                 (Premiums received $20,651,447)                             $ 32,499,833
                                                                             ============
              PUT OPTIONS WRITTEN -- 0.0%
        150   Agnico-Eagle Mines Ltd. ....................   May 09/17.50    $      3,000
        100   AngloGold Ashanti Ltd., ADR ................   Apr. 09/10             2,000
        200   Barrick Gold Corp. .........................   Apr. 09/12.50          3,000
      1,000   Gold Fields Ltd., ADR ......................   May 09/3.50           10,650
        190   Goldcorp Inc. ..............................   Apr. 09/12.50          2,850
        500   Kinross Gold Corp. .........................   May 09/7.50           11,250
         50   Marathon Oil Corp. .........................   Apr. 09/15             2,250
        120   Tesoro Corp. ...............................   May 09/5               4,200
        750   Yamana Gold Inc. ...........................   May 09/2.50            3,938
                                                                             ------------
              TOTAL PUT OPTIONS WRITTEN
                 (Premiums received $254,741) ............                   $     43,138
                                                                             ============

----------

(a) Securities, or a portion thereof, with a value of $197,235,788 are pledged as collateral for options written.

(b) Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2008, the market value of fair valued securities amounted to $2,613,459 or 0.77% of total investments.

(c) At December 31, 2008, the Fund held investments in restricted securities amounting to $2,413,880 or 0.71% of total investments, which were valued under methods approved by the Board of Trustees as follows:

 ACQUISITION
   SHARES/                                                                       12/31/08
  PRINCIPAL                                        ACQUISITION   ACQUISITION   CARRYING VALUE
    AMOUNT                   ISSUER                    DATE          COST         PER UNIT
-------------   --------------------------------   ----------   -----------   --------------
     307,692    Comanche Energy Inc. ..........      06/17/08     $1,849,998      $ 2.6936
      34,091    Comanche Energy Inc., Cl. A,
                Warrants expire 06/13/13 ......      06/17/08         93,750        1.2320
      36,197    Comanche Energy Inc., Cl. B,
                Warrants expire 06/13/13 ......      06/17/08         93,750        1.1603
      82,965    Comanche Energy Inc., Cl. C,
                Warrants expire 06/13/13 ......      06/17/08        187,501        1.0125
  $3,093,750    Comanche Energy Inc.,
                12.500%, 06/13/13 .............      06/17/08      2,775,000       41.4405
      50,000    Ivanhoe Mines Ltd., New York ..      04/25/05        337,529        2.7000

(d)  Illiquid security.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the market value of Rule 144A securities amounted to $2,489,298 or 0.73% of total investments.

(f)  Exercise price denoted in British Pounds.

(g)  Exercise price denoted in Canadian dollars.

(h)  Exercise price denoted in Australian dollars.

(i)  Exercise price denoted in Euros.

+    Non-income producing security.

++   Represents annualized yield at date of purchase.

ADR  American Depositary Receipt

PIK  Payment-in-kind

                              % OF
                             MARKET      MARKET
GEOGRAPHIC DIVERSIFICATION    VALUE       VALUE
--------------------------   ------   ------------
LONG POSITIONS
North America ............    64.5%   $218,562,204
South Africa .............    10.9      36,971,995
Europe ...................    10.3      34,674,082
Asia/Pacific .............     8.9      30,096,697
Latin America ............     5.4      18,332,754
Africa/Middle East .......     0.0          95,270
                             -----    ------------
Total Investments ........   100.0%   $338,733,002
                             =====    ============
SHORT POSITIONS
North America ............   (4.7)%   $(15,981,822)
Asia/Pacific .............   (2.1)      (7,059,242)
South Africa .............   (1.7)      (5,822,041)
Europe ...................   (0.7)      (2,319,551)
Latin America ............   (0.4)      (1,360,315)
                             -----    ------------
Total Investments ........   (9.6)%   $(32,542,971)
                             =====    ============

                 See accompanying notes to financial statements.

           THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

                       STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2008

ASSETS:
   Investments, at value (cost $431,108,397) ..................   $  338,733,002
   Deposit at brokers .........................................          871,212
   Dividends and interest receivable ..........................        1,123,481
   Deferred offering expense ..................................          164,666
   Prepaid expense ............................................           12,622
                                                                  --------------
   TOTAL ASSETS ...............................................      340,904,983
                                                                  --------------
LIABILITIES:
   Call options written (premiums received $20,651,447) .......       32,499,833
   Put options written (premiums received $254,741) ...........           43,138
   Foreign currency, at value (cost $71,572) ..................           70,496
   Payable to custodian .......................................           30,441
   Payable for investments purchased ..........................       12,956,848
   Distributions payable ......................................          109,243
   Payable for Preferred shares repurchased ...................           85,390
   Payable for investment advisory fees .......................          229,824
   Payable for payroll expenses ...............................           35,325
   Payable for accounting fees ................................            7,500
   Unrealized depreciation on swap contracts ..................        5,438,296
   Other accrued expenses and liabilities .....................          352,453
                                                                  --------------
   TOTAL LIABILITIES ..........................................       51,858,787
                                                                  --------------
PREFERRED SHARES:
   Series A Cumulative Preferred Shares (6.625%, $25
      liquidation value, $0.001 par value, 4,000,000 shares
      authorized with 3,957,475 shares issued
      and outstanding) ........................................       98,936,875
                                                                  --------------
   NET ASSETS ATTRIBUTABLE TO COMMON SHARES ...................   $  190,109,321
                                                                  ==============
NET ASSETS CONSIST OF:
   Paid-in capital, at $.001 par value ........................   $  326,235,070
   Accumulated net investment income ..........................        5,198,194
   Accumulated distributions in excess of net realized gain
      on investments, swap contracts, securities sold short,
      written options, and foreign currency transactions ......      (31,870,376)
   Net unrealized depreciation on investments .................      (92,375,395)
   Net unrealized depreciation on swap contracts ..............       (5,438,296)
   Net unrealized depreciation on written options .............      (11,636,783)
   Net unrealized depreciation on foreign
   currency translations ......................................           (3,093)
                                                                  --------------
   NET ASSETS .................................................   $  190,109,321
                                                                  ==============
NET ASSET VALUE PER COMMON SHARE:
   ($190,109,321 / 18,303,157 shares outstanding;
   unlimited number of shares authorized) .....................   $        10.39
                                                                  ==============

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $234,203) ...............   $   7,360,482
   Interest ...................................................       1,658,481
   Other income ...............................................          21,813
                                                                  --------------
   TOTAL INVESTMENT INCOME ....................................       9,040,776
                                                                  --------------
EXPENSES:
   Investment advisory fees ...................................       5,343,714
   Interest expense ...........................................         653,338
   Legal and audit fees .......................................         339,289
   Shareholder communications expenses ........................         264,906
   Tax expense ................................................         153,771
   Payroll expenses ...........................................         153,136
   Trustees' fees .............................................          87,761
   Custodian fees .............................................          76,400
   Accounting fees ............................................          45,000
   Shareholder services fees ..................................          25,543
   Miscellaneous expenses .....................................         209,012
                                                                  --------------
   TOTAL EXPENSES .............................................       7,351,870
                                                                  --------------
   NET INVESTMENT INCOME ......................................       1,688,906
                                                                  --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS,
   SWAP CONTRACTS, SECURITIES SOLD SHORT, WRITTEN
   OPTIONS, AND FOREIGN CURRENCY:
   Net realized loss on investments ...........................     (34,219,204)
   Net realized gain on swap contracts ........................       6,241,676
   Net realized loss on securities sold short .................      (1,976,021)
   Net realized gain on written options .......................      30,678,016
   Net realized loss on foreign currency transactions .........      (2,371,046)
                                                                  --------------
   Net realized gain/(loss) on investments, swap contracts,
      securities sold short, written options, and foreign
      currency transactions ...................................      (1,646,579)
                                                                  --------------
   Net change in unrealized appreciation/(depreciation):
   on investments .............................................    (279,433,313)
   on swap contracts ..........................................     (13,954,484)
   on written options .........................................     (16,071,086)
   on foreign currency translations ...........................          (6,083)
                                                                  --------------
   Net change in unrealized appreciation/(depreciation) on
      investments, swap contracts, written options, and
      foreign currency translations ...........................     (309,464,966)
                                                                  --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS,
      SWAP CONTRACTS, SECURITIES SOLD SHORT, WRITTEN
      OPTIONS, AND FOREIGN CURRENCY ...........................    (311.111,545)
                                                                  --------------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ............................................    (309,422,639)
                                                                  --------------
   Total Distributions to Preferred Shareholders ..............      (6,610,464)
                                                                  --------------
NET DECREASE IN NET ASSETS ATTRIBUTABLE TO COMMON
   SHAREHOLDERS RESULTING FROM OPERATIONS .....................   $(316,033,103)
                                                                  ==============

                See accompanying notes to financial statements.

           THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                              YEAR ENDED         YEAR ENDED
                                                                                          DECEMBER 31, 2008   DECEMBER 31, 2007
                                                                                          -----------------   -----------------
OPERATIONS:
   Net investment income/(loss) .......................................................    $   1,688,906        $   (421,154)
   Net realized gain/(loss) on investments, swap contracts, securities sold short,
      written options, and foreign currency transactions ..............................       (1,646,579)         23,501,285
   Net change in unrealized appreciation/(depreciation) on investments, swap contracts,
      securities sold short, written options, and foreign currency translations .......     (309,464,966)        114,085,756
                                                                                           -------------        ------------
   NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................     (309,422,639)        137,165,887
                                                                                           -------------        ------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
   Net investment income ..............................................................       (1,405,224)            (86,208)
   Net realized short-term gain .......................................................         (665,830)           (396,955)
   Net realized long-term gain ........................................................       (4,539,410)           (933,851)
                                                                                           -------------        ------------
   TOTAL DISTRIBUTIONS TO PREFERRED SHAREHOLDERS ......................................       (6,610,464)         (1,417,014)
                                                                                           -------------        ------------
   NET INCREASE/(DECREASE) IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS RESULTING
   FROM OPERATIONS ....................................................................     (316,033,103)        135,748,873
                                                                                           -------------        ------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income ..............................................................       (2,371,792)         (2,705,719)
   Net realized short-term gain .......................................................       (1,123,814)        (17,778,632)
   Net realized long-term gain ........................................................       (7,661,790)        (14,375,712)
   Return of capital ..................................................................      (19,313,777)                 --
                                                                                           -------------        ------------
   TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS .........................................      (30,471,173)        (34,860,063)
                                                                                           -------------        ------------
FUND SHARE TRANSACTIONS:
   Net increase in net assets from common shares issued upon reinvestment of
      distributions ...................................................................        3,057,687           3,173,090
   Offering costs for preferred shares charged to paid-in-capital .....................          163,317          (3,550,000)
   Net increase in net assets from repurchase of preferred shares .....................          139,812                  --
                                                                                           -------------        ------------
   NET INCREASE/(DECREASE) IN NET ASSETS FROM FUND SHARE TRANSACTIONS .................        3,360,816            (376,910)
                                                                                           -------------        ------------
   NET INCREASE/(DECREASE) IN NET ASSETS ..............................................     (343,143,460)        100,511,900
NET ASSETS:
   Beginning of period ................................................................      533,252,781         432,740,881
                                                                                           -------------        ------------
   End of period (including undistributed net investment income of $5,198,194
      and $0, respectively) ...........................................................    $ 190,109,321        $533,252,781
                                                                                           =============        ============

                 See accompanying notes to financial statements.

           THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
PERIOD:

                                                                                       YEAR ENDED DECEMBER 31,        PERIOD ENDED
                                                                                  ---------------------------------   DECEMBER 31,
                                                                                    2008        2007         2006       2005 (e)
                                                                                  --------    --------     --------   ------------
OPERATING PERFORMANCE:
   Net asset value, beginning of period .......................................   $  29.48    $  24.10     $  21.99     $  19.06(f)
                                                                                  --------    --------     --------     --------
   Net investment income/(loss) ...............................................       0.10       (0.02)        0.08         0.08
   Net realized and unrealized gain/(loss) on investments, swap contracts, securities sold short, written options, and
      foreign currency transactions ...........................................     (17.18)       7.61         3.77         4.01
                                                                                  --------    --------     --------     --------
   Total from investment operations ...........................................     (17.08)       7.59         3.85         4.09
                                                                                  --------    --------     --------     --------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:(a)
   Net investment income ......................................................      (0.08)      (0.01)          --           --
   Net realized gain ..........................................................      (0.28)      (0.07)          --           --
                                                                                  --------    --------     --------     --------
   Total distributions to preferred shareholders ..............................      (0.36)      (0.08)          --           --
                                                                                  --------    --------     --------     --------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income ......................................................      (0.13)      (0.15)          --        (0.07)
   Net realized gain ..........................................................      (0.48)      (1.78)       (1.74)       (1.09)
   Return of capital ..........................................................      (1.07)         --           --           --
                                                                                  --------    --------     --------     --------
   Total distributions to common shareholders .................................      (1.68)      (1.93)       (1.74)       (1.16)
                                                                                  --------    --------     --------     --------
FUND SHARE TRANSACTIONS:
   Increase/(decrease) in net asset value from common share transactions ......       0.01        0.00(d)        --        (0.00)(d)
   Increase in net asset value from repurchases of preferred shares ...........       0.01          --           --           --
   Offering costs for preferred shares charged to paid-in capital .............       0.01       (0.20)          --           --
                                                                                  --------    --------     --------     --------
   Total fund share transactions ..............................................       0.03       (0.20)          --        (0.00)(d)
                                                                                  --------    --------     --------     --------
   NET ASSET VALUE, END OF PERIOD .............................................   $  10.39    $  29.48     $  24.10     $  21.99
                                                                                  ========    ========     ========     ========
   NAV total return + .........................................................     (61.59)%     31.47%       18.29%        22.0%*
                                                                                  ========    ========     ========     ========
   Market value, end of period ................................................   $  13.10    $  29.15     $  24.60     $  21.80
                                                                                  ========    ========     ========     ========
   Investment total return ++ .................................................     (50.94)%     27.40%       21.86%        15.2%**
                                                                                  ========    ========     ========     ========
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
   Net assets including liquidation value of preferred shares,
      end of period (in 000's) ................................................   $289,046    $633,253           --           --
   Net assets attributable to common shares, end of period (in 000's) .........   $190,109    $533,253     $432,741     $390,209
   Ratio of net investment income/(loss) to average net assets
      attributable to common shares ...........................................       0.39%      (0.09)%       0.42%        0.47%(g)
   Ratio of operating expenses to average net assets attributable to
      common shares (b) .......................................................       1.69%       1.45%        1.17%        1.15%(g)
   Ratio of operating expenses to average net assets including liquidation
      value of preferred shares (b) ...........................................       1.37%       1.39%          --           --
   Portfolio turnover rate +++ ................................................       41.5%       71.3%       114.8%       142.5%
PREFERRED SHARES:
   6.625% SERIES A CUMULATIVE PREFERRED SHARES
   Liquidation value, end of period (in 000's) ................................   $ 98,937    $100,000           --           --
   Total shares outstanding (in 000's) ........................................      3,957       4,000           --           --
   Liquidation preference per share ...........................................   $  25.00    $  25.00           --           --
   Average market value (c) ...................................................   $  24.10    $  24.16           --           --
   Asset coverage per share ...................................................   $  73.04    $ 158.31           --           --
   ASSET COVERAGE .............................................................        292%        633%          --           --

----------

+ Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.

++ Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund's dividend reinvestment plan. Total return for a period of less than one year is not annualized.

+++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended December 31, 2007 and period ended December 31, 2005 would have been 77.7% and 143.3%, respectively. The portfolio turnover rate for the year ended 2006 would have been as shown.

* Based on net asset value per share at commencement of operations of $19.06 per share.

** Based on market value per share at initial public offering of $20.00 per share.

(a) Calculated based upon average common shares outstanding on the record dates throughout the periods.

(b) The Fund incurred interest expense during December 31, 2008, 2007, and 2006. If interest expense had not been incurred, the ratio of operating expenses to average net assets attributable to common shares would have been 1.54%, 1.33%, and 1.16%, respectively, and for 2008 and 2007, the ratio of operating expenses to average net assets including liquidation value of preferred shares would have been 1.25% and 1.27%, respectively.

(c)  Based on weekly prices.

(d)  Amount represents less than $0.005 per share.

(e)  The Fund commenced investment operations on March 31, 2005.

(f) The beginning of period NAV reflects a $0.04 reduction for costs associated with the initial public offering.

(g)  Annualized.

                 See accompanying notes to financial statements.

           THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Global Gold, Natural Resources & Income Trust (the "Fund") is a non-diversified closed-end management investment company organized as a Delaware statutory trust on January 4, 2005 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Investment operations commenced on March 31, 2005.

     The Fund's primary investment objective is to provide a high level of current income. The Fund's secondary investment objective is to seek capital appreciation consistent with the Fund's strategy and its primary objective. Under normal market conditions, the Fund will attempt to achieve its objectives by investing 80% of its assets in equity securities of companies principally engaged in the gold and natural resources industries. As part of its investment strategy, the Fund intends to earn income through an option strategy of writing (selling) covered call options on equity securities in its portfolio. The Fund anticipates that it will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution, or trading of gold, or the financing, managing and controlling, or operating of companies engaged in "gold related" activities ("Gold Companies"). In addition, the Fund anticipates that it will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, production, or distribution of natural resources, such as gas and oil, paper, food and agriculture, forestry products, metals, and minerals as well as related transportation companies and equipment manufacturers ("Natural Resources Companies"). The Fund may invest in the securities of companies located anywhere in the world.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with United States ("U.S.") generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the "Board") so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

     Statement of Financial Accounting Standard No. 157, "Fair Value Measurements" ("SFAS 157") clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:

     -    Level 1 - quoted prices in active markets for identical securities;

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

     - Level 3 - significant unobservable inputs (including the Fund's determinations as to the fair value of investments).

           THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund's investments and other financial instruments, by inputs used to value the Fund's investments as of December 31, 2008 is, as follows:

                                                                                     OTHER FINANCIAL
                                                   INVESTMENTS IN   INVESTMENTS IN     INSTRUMENTS
                                                      SECURITIES      SECURITIES       (UNREALIZED
                                                   (MARKET VALUE)   (MARKET VALUE)   DEPRECIATION)*
VALUATION INPUTS                                       ASSETS         LIABILITIES      LIABILITIES
----------------                                   --------------   --------------   ---------------
Level 1 - Quoted Prices                             $239,000,367     $(16,145,466)             --
Level 2 - Other Significant Observable Inputs         97,453,755      (16,397,505)    $(5,438,296)
Level 3 - Significant Unobservable Inputs              2,278,880               --              --
                                                    ------------     ------------     -----------
                                                    $338,733,002     $(32,542,971)    $(5,438,296)
                                                    ============     ============     ===========

----------
* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation on the investment.

     The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

                                                              INVESTMENTS IN
                                                                SECURITIES
                                                              (MARKET VALUE)
                                                              --------------
BALANCE AS OF 12/31/07                                                   --
Accrued discounts/(premiums)                                    $    17,492
Realized gain/(loss)                                                     --
Change in unrealized appreciation/(depreciation)+                (2,832,361)
Net purchases/(sales)                                             5,093,749
Transfers in and/or out of Level 3                                       --
                                                                -----------
BALANCE AS OF 12/31/08                                          $ 2,278,880
                                                                ===========
Net change in unrealized appreciation/(depreciation) during
   the period on Level 3 investments held at 12/31/08+          $(2,832,361)
                                                                -----------

----------
+ Net change in unrealized appreciation/(depreciation) is included in the related amounts on investments in the Statement of Operations.

     In March 2008, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standard No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") that is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of SFAS 161 on the Fund's financial statement disclosures.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. It is the policy of the Fund to always receive and maintain securities as collateral whose market value, including accrued interest, are at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2008, there were no open repurchase agreements.

     SWAP AGREEMENTS. The Fund may enter into equity swap transactions. The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity swap, a set of future cash flows are exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts, or that, in the event of default, the Fund will succeed in pursuing contractual remedies.

           THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize the risk. Depending on the general state of short-term interest rates and the returns of the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments. In addition, at the time an equity swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments.

     The use of derivative instruments involves, to varying degrees, elements of market and counterparty risk in excess of the amount below.

     Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

     The Fund has entered into an equity swap agreement with Morgan Stanley & Co. Incorporated. Details of the swaps at December 31, 2008 are as follows:

          NOTIONAL                   EQUITY SECURITY                INTEREST RATE/          TERMINATION   NET UNREALIZED
           AMOUNT                       RECEIVED                 EQUITY SECURITY PAID           DATE       DEPRECIATION
---------------------------   ----------------------------   ----------------------------   -----------   --------------
                                                                  3 Month LIBOR plus
                                      Market Value             45 bps plus Market Value
                                    Appreciation on:                Depreciation on:
$5,723,523 (672,000 Shares)   MMX Mineracao e Melalicos SA   MMX Mineracao e Melalicos SA     03/11/09      $(4,853,996)
 761,848 (274,200 Shares)           LLX Logistica SA               LLX Logistica SA           03/11/09         (584,300)
                                                                                                            -----------
                                                                                                            $(5,438,296)
                                                                                                            ===========

     INVESTMENTS IN OTHER INVESTMENT COMPANIES. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the "Acquired Funds") in accordance with the 1940 Act and related rules. Shareholders in the Fund bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund's expenses. For the year ended December 31, 2008, the Fund's pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

     OPTIONS. The Fund may purchase or write call or put options on securities or indices. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.

     As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

     In the case of call options, these exercise prices are referred to as "in-the-money", "at-the-money", and "out-of-the-money", respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. Option positions at December 31, 2008 are presented within the Schedule of Investments.

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     SECURITIES SOLD SHORT. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The Fund did not hold any short positions as of December 31, 2008.

     FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/loss on investments.

     FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

     FOREIGN TAXES. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

     CONCENTRATION RISKS. The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund's NAV and a magnified effect in its total return.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

     CUSTODIAN FEE CREDITS AND INTEREST EXPENSE. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as "custodian fee credits." When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in "interest expense" in the Statement of Operations.

     DISTRIBUTIONS TO SHAREHOLDERS. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to recharacterization of distributions and reclassifications of capital gains on passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2008, reclassifications were made to increase accumulated net investment income by $10,240,946 and to increase accumulated distributions

           THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

in excess of net realized gain on investments, swap contracts, securities sold short, written options, and foreign currency transactions by $10,087,175 with an offsetting adjustment to paid-in capital.

     Distributions to shareholders of the Fund's 6.625% Series A Cumulative Preferred Shares are recorded on a daily basis.

     The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

                                                     YEAR ENDED                 YEAR ENDED
                                                DECEMBER 31, 2008           DECEMBER 31, 2007
                                             ------------------------   ------------------------
                                                COMMON      PREFERRED      COMMON      PREFERRED
                                             -----------   ----------   -----------   ----------
DISTRIBUTIONS PAID FROM:
Ordinary income
   (inclusive of short-term capital gains)   $ 3,495,606   $2,071,054   $20,148,505   $  819,009
Net long-term capital gains ..............     7,661,790    4,539,410    14,711,558      598,005
Return of capital ........................    19,313,777           --            --           --
                                             -----------   ----------   -----------   ----------
Total distributions paid .................   $30,471,173   $6,610,464   $34,860,063   $1,417,014
                                             ===========   ==========   ===========   ==========

     PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

     To be consistent with the application of Treasury Regulation 1.446-3 as it applies to notional principal contracts, the Fund paid a tax expense in the amount of $153,771 as a result of an amended 2006 excise return. This amended filing was due to straddle loss deferrals and qualified covered call options.

     Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund's fiscal year end may be treated as occurring on the first day of the following year. For the year ended December 31, 2008, the Fund deferred capital losses of $27,712,086 and currency losses of $130,859.

     At December 31, 2008, the difference between book basis and tax basis unrealized depreciation was primarily due to deferral of losses from wash sales for tax purposes.

Net unrealized depreciation on investments, swap contracts,
   and written options ........................................   $(108,170,468)
Net unrealized depreciation on foreign currency translations ..          (3,093)
Post-October capital and currency loss deferrals ..............     (27,842,945)
Other temporary differences* ..................................        (109,243)
                                                                  -------------
Total .........................................................   $(136,125,749)
                                                                  =============

----------
*    Other temporary differences are due to adjustments on dividends payable.

     The following summarizes the tax cost of investments, swap contracts, short sales, written options, and the related unrealized appreciation/depreciation at December 31, 2008:

                                        GROSS             GROSS
                                      UNREALIZED       UNREALIZED     NET UNREALIZED
                         COSTS       APPRECIATION     DEPRECIATION     DEPRECIATION
                     ------------   -------------    --------------   --------------
Investments ......   $436,046,688   $  40,205,226    $(136,738,911)   $ (96,533,685)
Written options ..     20,906,188       5,881,059      (17,517,842)     (11,636,783)
                     ------------   -------------    -------------    -------------
                     $456,952,876   $  46,086,285    $(154,256,753)   $(108,170,468)
                     ============   =============    =============    =============

     FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48") provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold are recorded as a tax benefit or expense in the current year. In accordance with FIN 48, management has analyzed the Fund's tax positions taken on the federal and state income tax returns for all open tax years (the current and prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements. Management's determination regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, an on-going analysis of tax laws, regulations, and interpretations thereof.

3.AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Fund has an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund's average weekly net assets including the liquidation value of preferred shares. In accordance with

           THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio and oversees the administration of all aspects of the Fund's business and affairs.

     The cost of calculating the Fund's NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2008, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund's NAV.

     As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays an allocated portion of the cost of the Fund's Chief Compliance Officer. For the year ended December 31, 2008, the Fund paid or accrued $153,136, which is included in payroll expenses in the Statement of Operations.

     The Fund pays each Trustee who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended in person and $500 per telephonic meeting, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. In addition the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Trustee receives an annual fee of $1,000. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the year ended December 31, 2008, other than short-term securities and U.S. Government obligations, aggregated $228,903,338 and $270,753,551, respectively.

     Purchases and proceeds from the sales of U.S. Government obligations for the year ended December 31, 2008, other than short-term obligations, aggregated $388,266 and $386,351, respectively.

     Written options activity for the Fund for the year ended December 31, 2008 was as follows:

                                                  NUMBER OF
                                                  CONTRACTS      PREMIUMS
                                                  ---------   -------------
Options outstanding at December 31, 2007 ......     152,472   $  25,991,039
Stock splits on options .......................       5,465              --
Options written ...............................   1,029,489     177,103,567
Options repurchased ...........................    (641,439)   (119,643,476)
Options expired ...............................    (386,986)    (58,079,925)
Options exercised .............................     (37,308)     (4,465,017)
                                                  ---------   -------------
Options outstanding at December 31, 2008 ......     121,693   $  20,906,188
                                                  =========   =============

5. CAPITAL. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares in the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2008, the Fund did not repurchase any shares of beneficial interest in the open market.

     The Fund filed a $350 million shelf offering with the SEC that went effective September 24, 2007. The shelf offering gave the Fund the ability to offer additional common and preferred shares.

     On October 16, 2007, the Fund completed the placement of $100 million of Cumulative Preferred Shares ("Preferred Shares"). The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the 6.625% Series A Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at the redemption price of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet the requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund's ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund's assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

     On October 16, 2007, the Fund received net proceeds of $96,450,000 (after underwriting discounts of $3,150,000 and offering expenses of $400,000) from the public offering of 4,000,000 shares of 6.625% Series A Cumulative Preferred Shares. Commencing October 16, 2012, and thereafter, the Fund, at its option, may redeem the Preferred Shares in whole or in part at the redemption price

           THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

at any time. The Board has authorized the repurchase of the Preferred Shares in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2008, the Fund repurchased 42,525 of the Preferred Shares in the open market at a cost of $923,313 and an average discount of approximately 13.15% from its liquidation preference. All Preferred Shares repurchased have been retired. At December 31, 2008, 3,957,475 Preferred Shares were outstanding and accrued dividends amounted to $109,243.

     Transactions in common shares of beneficial interest were as follows:

                                                YEAR ENDED             YEAR ENDED
                                             DECEMBER 31, 2008      DECEMBER 31, 2007
                                           --------------------   --------------------
                                            SHARES     AMOUNT      SHARES     AMOUNT
                                           -------   ----------   -------   ----------
Net increase from shares issued
   upon reinvestment of distributions ..   217,095   $3,057,687   127,490   $3,173,090

6. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. OTHER MATTERS. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act, and Rule 17d-1 thereunder and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan to be developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC and to cease and desist from future violations of the above referenced federal securities laws. The settlement is not expected to impact the Fund and will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

     In a separate matter, on January 12, 2009, the SEC issued an administrative action approving a final settlement of a previously disclosed matter with the Adviser involving compliance with Section 19(a) of the Investment Company Act of 1940 and Rule 19a-1 thereunder by two closed-end funds. These provisions require registered investment companies when making a distribution in the nature of a dividend from sources other than net investment income to contemporaneously provide written statements to shareholders, which adequately disclose the source or sources of such distribution. While the two funds sent annual statements and provided other materials containing this information, the shareholders did not receive the notices required by Rule 19a-1 with any of the distributions that were made for 2002 and 2003. The Adviser believes that the funds have been in compliance with Section 19(a) and Rule 19a-1 since the beginning of 2004. As part of the settlement, in which the Adviser neither admits nor denies the findings by the SEC, the Adviser agreed to pay a civil monetary penalty of $450,000 and to cease and desist from causing violations of Section 19(a) and Rule 19a-1. In connection with the settlement, the SEC noted the remedial actions previously undertaken by the Adviser. The staff's notice to the Adviser did not relate to the Fund.

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The Gabelli Global Gold, Natural Resources & Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Global Gold, Natural Resources & Income Trust (hereafter referred to as the "Trust") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 27, 2009

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                     ADDITIONAL FUND INFORMATION (UNAUDITED)

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Gold Natural Resources & Income Trust at One Corporate Center, Rye, NY 10580-1422.

                                     TERM OF             NUMBER OF
     NAME, POSITION(S)             OFFICE AND            FUNDS IN
         ADDRESS(1)              LENGTH OF TIME         FUND COMPLEX          PRINCIPAL OCCUPATION(S)         OTHER DIRECTORSHIPS
          AND AGE                   SERVED(2)       OVERSEEN BY TRUSTEE       DURING PAST FIVE YEARS           HELD BY TRUSTEE(4)
----------------------------   ------------------   -------------------   ------------------------------   -------------------------
INTERESTED TRUSTEE:

SALVATORE M. SALIBELLO(3)         Since 2005**               3            Certified Public Accountant                 --
Trustee                                                                   and Managing Partner of the
Age: 63                                                                   public accounting firm
                                                                          Salibello & Broder LLP since
                                                                          1978

INDEPENDENT TRUSTEES(5):

ANTHONY J. COLAVITA               Since 2005*               36            Partner in the law firm of                  --
Trustee                                                                   Anthony J. Colavita, P.C.
Age: 73

JAMES P. CONN                     Since 2005**              18            Former Managing Director and                --
Trustee                                                                   Chief Investment Officer of
Age: 70                                                                   Financial Security Assurance
                                                                          Holdings Ltd. (insurance
                                                                          holding company) (1992-1998)

MARIO D'URSO                      Since 2005***              5            Chairman of Mittel Capital                  --
Trustee                                                                   Markets S.p.A., since 2001;
Age: 68                                                                   Senator in the Italian
                                                                          Parliament (1996-2001)

VINCENT D. ENRIGHT                Since 2005***             16            Former Senior Vice President     Director of Echo
Trustee                                                                   and Chief Financial Officer of   Therapeutics, Inc.
Age: 65                                                                   KeySpan Corporation (public      (therapeutics and
                                                                          utility) (1994-1998)             diagnostics)

FRANK J. FAHRENKOPF, JR.          Since 2005*                6            President and Chief Executive               --
Trustee                                                                   Officer of the American Gaming
Age: 69                                                                   Association; Co-Chairman of
                                                                          the Commission on Presidential
                                                                          Debates; Former Chairman of
                                                                          the Republican National
                                                                          Committee (1983-1989)

MICHAEL J. MELARKEY               Since 2005***              5            Partner in the law firm of       Director of Southwest Gas
Trustee                                                                   Avansino, Melarkey, Knobel &     Corporation (natural gas
Age: 59                                                                   Mulligan                         utility)

ANTHONIE C. VAN EKRIS             Since 2005**              20            Chairman of BALMAC                          --
Trustee                                                                   International, Inc.
Age: 74                                                                   (commodities and futures
                                                                          trading)

SALVATORE J. ZIZZA                Since 2005*               28            Chairman of Zizza & Co., Ltd.    Director of Hollis-Eden
Trustee                                                                   (consulting)                     Pharmaceuticals
Age: 63                                                                                                    (biotechnology); Director
                                                                                                           of Earl Scheib, Inc.
                                                                                                           (automotive services)

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
               ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)


      NAME, POSITION(S)        TERM OF OFFICE
       ADDRESS(1) AND          AND LENGTH OF                                   PRINCIPAL OCCUPATION(S)
             AGE               TIME SERVED(2)                                  DURING PAST FIVE YEARS
----------------------------   --------------   ------------------------------------------------------------------------------------
OFFICERS:

BRUCE N. ALPERT                  Since 2005     Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since
President                                       1988 and an officer of all of the registered investment companies in the
Age: 57                                         Gabelli/GAMCO Funds complex. Director and President of Teton Advisors, Inc.
                                                (formerly Gabelli Advisers, Inc.) since 1998

CARTER W. AUSTIN                 Since 2005     Vice President of the Fund since 2005; Vice President of The Gabelli Equity Trust
Vice President                                  since 2000, The Gabelli Dividend & Income Trust since 2003, The Gabelli Global Deal
Age: 42                                         Fund since 2006, and The Gabelli Healthcare & Wellness(Rx) Trust since 2007; Vice
                                                President of Gabelli Funds, LLC since 1996

MOLLY A.F. MARION                Since 2005     Assistant Vice President of GAMCO Investors, Inc. since 2006; Assistant Portfolio
Assistant Vice President                        Manager of Gabelli Fixed Income (1994-2004)
and Ombudsman
Age: 54

AGNES MULLADY                    Since 2006     Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered
Treasurer and Secretary                         investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of
Age: 50                                         U.S. Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior
                                                Funds from 2004 through 2005; Chief Financial Officer of AMIC Distribution Partners
                                                from 2002 through 2004

PETER D. GOLDSTEIN               Since 2005     Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance
Chief Compliance Officer                        Officer of all of the registered investment companies in the Gabelli/GAMCO Funds
Age: 55                                         complex; Vice President of Goldman Sachs Asset Management from 2000 through 2004

----------
(1)  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2) The Fund's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*    -    Term expires at the Fund's 2011 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

**   -    Term expires at the Fund's 2009 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

***  -    Term expires at the Fund's 2010 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

     Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

(3) "Interested person" of the Fund as defined in the 1940 Act. Mr. Salibello may be considered an "interested person" of the Fund as a result of being a partner in an accounting firm that provides professional services to affiliates of the Adviser.

(4) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

(5)  Trustees who are not interested persons are considered "Independent"
     Trustees.

            THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                       INCOME TAX INFORMATION (UNAUDITED)
                               DECEMBER 31, 2008

CASH DIVIDENDS AND DISTRIBUTIONS

                      TOTAL AMOUNT    ORDINARY    LONG-TERM                   DIVIDEND
 PAYABLE    RECORD        PAID       INVESTMENT    CAPITAL     RETURN OF    REINVESTMENT
  DATE       DATE       PER SHARE      INCOME       GAINS     CAPITAL (a)      PRICE
--------   --------   ------------   ----------   ---------   -----------   ------------
COMMON STOCK
01/25/08   01/16/08     $0.14000      $0.00980     $0.03270    $0.09750       $27.73050
02/25/08   02/14/08      0.14000       0.00980      0.03270     0.09750              --
03/25/08   03/17/08      0.14000       0.00980      0.03270     0.09750              --
04/24/08   04/16/08      0.14000       0.00980      0.03270     0.09750              --
05/23/08   05/15/08      0.14000       0.00980      0.03270     0.09750              --
06/24/08   06/16/08      0.14000       0.00980      0.03270     0.09750              --
07/25/08   07/17/09      0.14000       0.00980      0.03270     0.09750              --
08/25/08   08/15/08      0.14000       0.00980      0.03270     0.09750              --
09/24/08   09/16/08      0.14000       0.00980      0.03270     0.09750        21.13750
10/27/08   10/17/08      0.14000       0.00980      0.03270     0.09750         8.59750
11/21/08   11/13/08      0.14000       0.00980      0.03270     0.09750         9.40500
12/17/08   12/12/08      0.14000       0.00980      0.03270     0.09750        13.53750
                        --------      --------     --------    --------
                        $1.68000      $0.11760     $0.39240    $1.17000

6.625% SERIES A CUMULATIVE PREFERRED SHARES

03/26/08   03/18/08     $0.41406      $0.09570     $0.31836
06/26/08   06/19/08      0.41406       0.09570      0.31836
09/26/08   09/19/08      0.41406       0.09570      0.31836
12/26/08   12/18/08      0.41406       0.09570      0.31836
                        --------      --------     --------
                        $1.65624      $0.38280     $1.27344

     A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in your 2008 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

     The long-term gain distributions for the fiscal year ended December 31, 2008 were $12,201,200, or the maximum allowable.

CORPORATE DIVIDENDS RECEIVED DEDUCTION, QUALIFIED DIVIDEND INCOME, AND U.S. GOVERNMENT SECURITIES INCOME

     In 2008, the Fund paid to common and 6.625% Series A Cumulative Preferred shareholders ordinary income dividends of $0.11760 and $0.38281 per share, respectively. For 2008, 2.70% of the ordinary dividend qualified for the dividend received deduction available to corporations, and 1.72% of the ordinary income distribution was deemed qualified dividend income that is reported in box 1b on Form 1099-DIV. The percentage of ordinary income dividends paid by the Fund during 2008 derived from U.S. Government securities was 0.05%. Such income is exempt from state and local taxes in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2008. The percentage of net assets of U.S. Government securities held as of December 31, 2008 was 14.8%.

                         HISTORICAL DISTRIBUTION SUMMARY

                        SHORT-TERM   LONG-TERM                                     ADJUSTMENT
           INVESTMENT     CAPITAL     CAPITAL     RETURN OF          TOTAL           TO COST
           INCOME (b)    GAINS (b)     GAINS     CAPITAL (a)   DISTRIBUTIONS (c)      BASIS
           ----------   ----------   ---------   -----------   -----------------   ----------
COMMON STOCK
2008 ...    $0.11760           --     $0.39240     $1.17000         $1.68000         $1.1700
2007 ...     0.14980     $0.98430      0.79590           --          1.93000              --
2006 ...          --      1.45430      0.28570           --          1.74000              --
2005 ...     0.08460      1.07540           --           --          1.16000              --
6.625% SERIES A CUMULATIVE PREFERRED SHARES
2008 ...    $0.38281           --     $1.27344           --         $1.65625              --
2007 ...     0.01987     $0.09151      0.21527           --          0.32665              --

----------
(a) Non-taxable.

(b) Taxable as ordinary income for Federal tax purposes.

(c) Total amounts may differ due to rounding.

     All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

The Annual Meeting of The Gabelli Global Gold, Natural Resources & Income Trust's shareholders will be held on Monday, May 18, 2009 at the Greenwich Library in Greenwich, Connecticut.

                        AUTOMATIC DIVIDEND REINVESTMENT
                       AND VOLUNTARY CASH PURCHASE PLANS

ENROLLMENT IN THE PLAN

     It is the policy of The Gabelli Global Gold, Natural Resources & Income Trust (the "Fund") to automatically reinvest dividends payable to common shareholders. As a "registered" shareholder you automatically become a participant in the Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their share certificates to American Stock Transfer ("AST") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

           The Gabelli Global Gold, Natural Resources & Income Trust
                          c/o American Stock Transfer
                                6201 15th Avenue
                               Brooklyn, NY 11219

     Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact AST at (888) 422-3262.

     If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and reregistered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

     The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund's common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund's common shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE Alternext US trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, AST will buy common shares in the open market, or on the NYSE Alternext US, or elsewhere, for the participants' accounts, except that AST will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

VOLUNTARY CASH PURCHASE PLAN

     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Fund's common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. AST will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. AST will charge each shareholder who participates a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to American Stock Transfer, 6201 15th Avenue, Brooklyn, NY 11219 such that AST receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least 48 hours before such payment is to be invested.

     SHAREHOLDERS WISHING TO LIQUIDATE SHARES HELD AT AST must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $1.00 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

     For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

     The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by AST on at least 90 days written notice to participants in the Plan.

                                   [GRAPHIC]

                             TRUSTEES AND OFFICERS
           THE GABELLI GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

TRUSTEES

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER MANAGING DIRECTOR &
  CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Mario d'Urso
  FORMER ITALIAN SENATOR

Vincent D. Enright
  FORMER SENIOR VICE PRESIDENT &
  CHIEF FINANCIAL OFFICER,
  KEYSPAN CORP.

Frank J. Fahrenkopf, Jr.
  PRESIDENT & CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

Michael J. Melarkey
  ATTORNEY-AT-LAW,
  AVANSINO, MELARKEY, KNOBEL & MULLIGAN

Salvatore M. Salibello
  CERTIFIED PUBLIC ACCOUNTANT,
  SALIBELLO & BRODER, LLP

Anthonie C. van Ekris
  CHAIRMAN, BALMAC INTERNATIONAL, INC.

Salvatore J. Zizza
  CHAIRMAN, ZIZZA & CO., LTD.

OFFICERS
Bruce N. Alpert
  PRESIDENT

Carter W. Austin
  VICE PRESIDENT

Peter D. Goldstein
  CHIEF COMPLIANCE OFFICER

Molly A.F. Marion
  ASSISTANT VICE PRESIDENT & OMBUDSMAN

Agnes Mullady
  TREASURER AND SECRETARY

INVESTMENT ADVISER
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

CUSTODIAN
The Bank of New York Mellon

COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP

TRANSFER AGENT AND REGISTRAR
American Stock Transfer and Trust Company

STOCK EXCHANGE LISTING

                                         6.625%
                             Common     Preferred
                           ----------   ---------
NYSE Alternext US-Symbol:     GGN        GGN PrA
Shares Outstanding:        18,303,157   3,957,475

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds."

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting ww.gabelli.com.

For general information about the Gabelli Funds, call 800-GABELLI
(800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund's shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its Series A Cumulative Preferred Shares in the open market when the preferred shares are trading at a discount to the liquidation value of $25.00.

                            THE GABELLI GLOBAL GOLD,
                        NATURAL RESOURCES & INCOME TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

                        PHONE: 800-GABELLI (800-422-3554)
                  FAX: 914-921-5118 INTERNET: WWW.GABELLI.COM
                           E-MAIL: CLOSEDEND@GABELLI.COM             GGN Q4/2008

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $127,750 for 2007 and $61,500 for 2008.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for

          2007 and $6,939 for 2008. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,350 for 2007 and $6,000 for 2008. Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2007 and $0 for 2008.

   (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and
          (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent registered public accounting firm's engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

   (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

               (b) N/A

               (c) 100%

               (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2007 and $0 for 2008.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of the following members: Vincent D. Enright, Frank J. Fahrenkopf, Jr. and Salvatore J. Zizza.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS


         Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

         These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       PROXY VOTING COMMITTEE

         The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

           Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

         In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

         All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

         A.       CONFLICTS OF INTEREST.

                  The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

                  In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

         B.       OPERATION OF PROXY VOTING COMMITTEE

                  For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

         Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

         Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.      SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

         If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.     CLIENT RETENTION OF VOTING RIGHTS

         If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

         - Operations
         - Legal Department
         - Proxy Department
         - Investment professional assigned to the account

         In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.      VOTING RECORDS

         The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

         A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]
                  Attn: Proxy Voting Department
                  One Corporate Center
                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.       VOTING PROCEDURES

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms ("VAFs") - Issued by Broadridge Financial Solutions, Inc. ("Broadridge") VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

o    Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:
         Security Name and Cusip Number
         Date and Type of Meeting (Annual, Special, Contest)
         Client Name
         Adviser or Fund Account Number
         Directors' Recommendation
         How GAMCO voted for the client on each issue


5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o     Banks and brokerage firms using the services at Broadridge:

      The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

o     Banks and brokerage firms issuing proxies directly:

      The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o A limited Power of Attorney appointing the attendee an Adviser representative.

o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

o    A sample ERISA and Individual contract.

o    A sample of the annual authorization to vote proxies form.

o    A copy of our most recent Schedule 13D filing (if applicable).

                                   APPENDIX A
                                PROXY GUIDELINES






PROXY VOTING GUIDELINES





GENERAL POLICY STATEMENT

It is the policy of GAMCO INVESTORS, INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither FOR nor AGAINST management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS


The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o    Historical responsiveness to shareholders
        This may include such areas as:
        -Paying greenmail
        -Failure to adopt shareholder resolutions receiving a majority of shareholder votes
o    Qualifications
o    Nominating committee in place
o    Number of outside directors on the board
o    Attendance at meetings
o    Overall performance


SELECTION OF AUDITORS


In general, we support the Board of Directors' recommendation for auditors.



BLANK CHECK PREFERRED STOCK


We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.



CLASSIFIED BOARD


A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.



INCREASE AUTHORIZED COMMON STOCK


The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o    Future use of additional shares
        -Stock split
        -Stock option or other executive compensation plan
        -Finance growth of company/strengthen balance sheet
        -Aid in restructuring
        -Improve credit rating
        -Implement a poison pill or other takeover defense
o Amount of stock currently authorized but not yet issued or reserved for stock option plans
o    Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.


CONFIDENTIAL BALLOT


We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

CUMULATIVE VOTING


In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.



DIRECTOR LIABILITY AND INDEMNIFICATION


We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.


EQUAL ACCESS TO THE PROXY


The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.


FAIR PRICE PROVISIONS


Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.



GOLDEN PARACHUTES


Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by-case basis.

NOTE: CONGRESS HAS IMPOSED A TAX ON ANY PARACHUTE THAT IS MORE THAN THREE TIMES THE EXECUTIVE'S AVERAGE ANNUAL COMPENSATION.



ANTI-GREENMAIL PROPOSALS


We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.



LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS


We support the right of shareholders to call a special meeting.


CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER


This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.



MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS


Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.



MILITARY ISSUES


Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.


NORTHERN IRELAND


Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW


This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o    State of Incorporation
o    Management history of responsiveness to shareholders
o    Other mitigating factors



POISON PILL


In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.



REINCORPORATION


Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.


STOCK OPTION PLANS


Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o    Dilution of voting power or earnings per share by more than 10%
o    Kind of stock to be awarded, to whom, when and how much
o    Method of payment
o Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS


Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.


LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT


Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGERS

A portfolio team manages The Gabelli Global Gold, Natural Resources & Income Trust., (the Fund). The individuals listed below are those who are primarily responsible for the day-to-day management of the Fund.

Caesar M. P. Bryan serves as the Gold Companies Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the Gold Companies portion of the Fund's portfolio. Mr. Bryan is a Senior Vice President and Portfolio Manager with GAMCO Asset Management Inc. (a wholly owned subsidiary of GAMCO Investors, Inc.) since 1994.

Barbara G. Marcin is primarily responsible for the day-to-day management of the Natural Resources Companies portion of the Fund's portfolio.

Barbara G. Marcin serves as a Portfolio Manager for the Fund. Ms. Marcin joined GAMCO Investors, Inc. in 1999 to manage larger capitalization value style portfolios.

Vincent Hugonnard-Roche serves as a Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the covered call portion of the Fund's portfolio. Mr. Roche joined GAMCO Investors, Inc. in 2000 as Director of Quantitative Strategies and Head of Risk Management.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

                                                                                                      Total Assets
                                                                                   No. of Accounts     in Accounts
                                                        Total                       where Advisory   where Advisory
Name of Portfolio Manager or                      No. of Accounts                  Fee is Based on    Fee is Based
         Team Member           Type of Accounts        Managed      Total Assets     Performance     on Performance
----------------------------   ----------------   ---------------   ------------   ---------------   --------------
1. Caesar M. P. Bryan          Registered                 4               1.5B            1               1.1B
                               Investment
                               Companies:

                               Other Pooled               2               6.0M            2               6.0M
                               Investment
                               Vehicles.

                               Other Accounts:            5              33.5M            0                 0

2. Barbara G. Marcin           Registered                 3               1.5B            1               1.5B
                               Investment
                               Companies:

                               Other Pooled               1               5.4M            1               5.4M
                               Investment
                               Vehicles:

                               Other Accounts:           20                79M            0                 0

3. Vincent Hugonnard-Roche     Registered                 0                 0             0                 0
                               Investment
                               Companies:

                               Other Pooled               1              13.8M            0                 0
                               Investment
                               Vehicles:

                               Other Accounts:            0                 0             0                 0

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, he/she will not be able to devote all of their time to the management of the Fund. A Portfolio Manager, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts, as might be the case if he/she were to devote all of his/her attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

PURSUIT OF DIFFERING STRATEGIES. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among the accounts that he or she manages. If the structure of the Adviser's management fee or the Portfolio Manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager may also be motivated to favor accounts in which he or she has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager's performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts, which have performance fee arrangements, certain portions of their compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR THE PORTFOLIO MANAGERS OF THE ADVISER

The compensation of the Portfolio Managers for the Fund is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm's expenses (other than the Portfolio Managers' compensation) allocable to the Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser's parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Caesar M. P. Bryan, Barbara G. Marcin, and Vincent Hugonnard-Roche owned $0 - $10,000; $10,001 - $50,000 and $0 - $10,000 respectively, of shares of the Trust as of December 31, 2008.

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

                                                                    (c) TOTAL NUMBER OF         (d) MAXIMUM NUMBER (OR
                                                                     SHARES (OR UNITS)        APPROXIMATE DOLLAR VALUE) OF
             (a) TOTAL NUMBER OF                                   PURCHASED AS PART OF     SHARES (OR UNITS) THAT MAY YET
               SHARES (OR UNITS)       (b) AVERAGE PRICE PAID    PUBLICLY ANNOUNCED PLANS     BE PURCHASED UNDER THE PLANS
 PERIOD            PURCHASED             PER SHARE (OR UNIT)           OR PROGRAMS                    OR PROGRAMS
--------   ------------------------   ------------------------   ------------------------   ------------------------------
Month #1   Common - N/A               Common - N/A               Common - N/A               Common - 18,117,515
07/01/08
through    Preferred Series A - N/A   Preferred Series A - N/A   Preferred Series A - N/A   Preferred Series A - 4,000,000
07/31/08

Month #2   Common - N/A               Common - N/A               Common - N/A               Common - 18,117,515
08/01/08
through    Preferred Series A - N/A   Preferred Series A - N/A   Preferred Series A - N/A   Preferred Series A - 4,000,000
08/31/08

Month #3   Common - N/A               Common - N/A               Common - N/A               Common -  18,143,275
09/01/08
through    Preferred Series A - N/A   Preferred Series A - N/A   Preferred Series A - N/A   Preferred Series A - 4,000,000
09/30/08

Month #4   Common - N/A               Common - N/A               Common - N/A               Common -  18,207,309
10/01/08
through    Preferred Series A -       Preferred Series A -       Preferred Series A -       Preferred Series A - 4,000,000

10/31/08   14,551                     $21.3950                   14,551                     - 14,551 = 3,985,449

Month #5   Common - N/A               Common - N/A               Common - N/A               Common - 18,264,265
11/01/08
through    Preferred Series A -       Preferred Series A -       Preferred Series A -       Preferred Series A - 3,985,449
11/30/08   13,219                     $21.4073                   13,219                     - 13,219 = 3,972,230

Month #6   Common - N/A               Common - N/A               Common - N/A               Common - 18,303,157
12/01/08
through    Preferred Series A -       Preferred Series A -       Preferred Series A -       Preferred Series A - 3,972,230
12/31/08   14,755                     $22.1500                   14,755                     - 14,755 = 3,957,475

Total      Common - N/A               Common - N/A               Common - N/A               N/A

           Preferred Series A -       Preferred Series A -       Preferred Series A -
           42,525                     $21.7122                   42,525

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

     Any or all preferred shares outstanding may be repurchased when the Fund's preferred shares are trading at a discount to the liquidation value of $25.00.

c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.

d. Each plan or program that has expired during the period covered by the table - The Fund's repurchase plans are ongoing.

e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

   (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

   (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

   (a)(3) Not applicable.

   (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)    The Gabelli Global Gold, Natural Resources & Income Trust
               -----------------------------------------------------------------



By (Signature and Title)*               /s/ Bruce N. Alpert
                                        ----------------------------------------
                                        Bruce N. Alpert, Principal Executive
                                        Officer

Date 3/9/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*               /s/ Bruce N. Alpert
                                        ----------------------------------------
                                        Bruce N. Alpert, Principal Executive
                                        Officer

Date 3/9/09


By (Signature and Title)*               /s/ Agnes Mullady
                                        ----------------------------------------
                                        Agnes Mullady, Principal Financial
                                        Officer and Treasurer

Date 3/9/09

* Print the name and title of each signing officer under his or her signature.